Quarterly Financial Data (unaudited) (Tables)	12 Months Ended
Dec. 31, 2013
Quartertly Financial Data [Abstract]
Quarterly financial data
(Millions, except per share amounts)	2013				2012
Quarters Ended	12/31	9/30	6/30	3/31	12/31(b)	9/30	6/30	3/31
Total revenues net of interest expense	$8,547	$8,301	$8,245	$7,881	$8,141	$7,862	$7,965	$7,587
Pretax income	1,980	2,004	1,995	1,909	929	1,870	1,879	1,773
Net income	1,308	1,366	1,405	1,280	637	1,250	1,339	1,256
Earnings Per Common Share — Basic:
Net income attributable to common
shareholders(a)	$1.22	$1.26	$1.28	$1.15	$0.57	$1.10	$1.16	$1.07
Earnings Per Common Share — Diluted:
Net income attributable to common
shareholders(a)	1.21	1.25	1.27	1.15	0.56	1.09	1.15	1.07
Cash dividends declared per common share	0.23	0.23	0.23	0.20	0.20	0.20	0.20	0.20
Common share price:
High	90.79	78.63	78.61	67.48	59.40	59.73	61.42	59.26
Low	$72.08	$71.47	$63.43	$58.31	$53.02	$54.35	$53.18	$47.40

  Represents net income, less earnings allocated to participating share awards of $11 million for the quarter ended December 31, 2013, $12 million for the quarter ended September 30, 2013, $13 million for the quarter ended June 30, 2013, $11 million for the quarter ended March 31, 2013, $7 million for the quarter ended December 31, 2012, and $14 million for each of the quarters ended September 30, 2012, June 30, 2012 and March 31, 2012.
  The results of operations for the quarter ended December 31, 2012 included a $400 million restructuring charge ($287 million after-tax), a $342 million Membership Rewards expense ($212 million after-tax) and $153 million ($95 million after-tax) of Card Member reimbursements. The $153 million includes amounts related to prior periods, with $49 million relating to the first three quarters of 2012 and $83 million relating to periods prior to January 1, 2012. The Company has assessed the materiality of these errors on all prior periods and concluded that the impact was not material to those prior periods or to any quarter or full year for 2012.